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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 5, 2003

                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)

             OHIO                     1-8519                   31-1056105
       (State or other       (Commission File Number)        (IRS Employer
         jurisdiction                                        Identification
      of incorporation)                                         Number)

         201 EAST FOURTH STREET                           45202
            CINCINNATI, OHIO                            (Zip Code)
(Address of principal executive offices)

                                 (513) 397-9900
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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FORM 8-K                                                    CINCINNATI BELL INC.

ITEM 5. OTHER EVENT.

         On July 11, 2003, Cincinnati Bell, Inc. (the "Company") issued $500 million of 7 1/4% Senior Notes due 2013 and on November 19, 2003, the Company issued $540 million of 8 3/8% Senior Subordinated Notes due 2014. In anticipation of its obligations under the Exchange and Registration Rights Agreements entered into in conjunction with these debt offerings (these obligations collectively referred to herein as the "Notes to be Registered"), the Company has provided financial information required by Rule 3-10 of Regulation S-X of the federal securities laws.

         Rule 3-10 of Regulation S-X requires that the Company's financial statements include certain financial information regarding those subsidiaries of the Company that guarantee the Notes to be Registered. Note 18 of the Company's Consolidated Financial Statements as of and for the year ended December 31, 2002 has been amended to include condensed consolidating financial information for the guarantor subsidiaries of the Notes to be Registered in accordance with Rule 3-10 of Regulation S-X. This condensed consolidating financial information includes the condensed consolidating balance sheets, statements of operations and statements of cash flows of: (i) Cincinnati Bell Inc., the parent company and issuer of the Notes to be Registered, (ii) the guarantor subsidiaries of the Notes to be Registered on a combined basis, and (iii) the non-guarantor subsidiaries of the Notes to be Registered on a combined basis, which financial statements are filed as Exhibit 99.1 hereto. Other than the changes to Note 18, there have been no changes to the Consolidated Financial Statements of the Company from those previously filed in the Annual Report on Form 10-K for the year ended December 31, 2002.

         Filed as Exhibit 99.2 hereto are the Company's Condensed Consolidated Financial Statements as of and for the interim period ended September 30, 2003.
Note 12 of the Condensed Consolidated Financial Statements has been amended in accordance with Rule 3-10 of Regulation S-X to include the condensed consolidating balance sheets, statements of operations and statements of cash flows of: (i) Cincinnati Bell Inc., the parent company and issuer of the Notes to be Registered, (ii) the guarantor subsidiaries of the Notes to be Registered on a combined basis, and (iii) the non-guarantor subsidiaries of the Notes to be Registered on a combined basis. Other than the changes to Note 12, there have been no changes to the Condensed Consolidated Financial Statements from those previously filed in the Quarterly Report on Form 10-Q for the period ended September 30, 2003.


         Filed as Exhibit 23.1 hereto is the Company's independent accountants' consent to the incorporation by reference in certain registration statements of their report included in Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

23.1     Consent of Independent Accountants.

99.1 Consolidated Financial Statements as of and for the year ended December 31, 2002.

99.2 Condensed Consolidated Financial Statements as of and for the interim period ended September 30, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CINCINNATI BELL INC.

                                By: /s/ Christopher J. Wilson
                                   ---------------------------------------------
                                    Christopher J. Wilson
                                    Vice President and General Counsel

Date: December 5, 2003

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                                  Exhibit Index

Exhibit No.                         Exhibit                       Page No.
-----------                         -------                       --------
   23.1              Consent of Independent Accountants

   99.1              Consolidated Financial Statements as of
                     and for the year ended December 31, 2002.

   99.2 Condensed Consolidated Financial Statements as of and for the interim period ended
                     September 30, 2003.